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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): SEPTEMBER 16, 2005


                                 METALLURG, INC.
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             (Exact name of registrant as specified in its charter)


                                   Delaware
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               (State or other jurisdiction of incorporation) No.)


            333-42141                                 13-1661467
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      (Commission File Number)                (IRS Employer Identification


                           1140 Avenue of the Americas
                            New York, New York 10036
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                    (Address of Principal Executive Offices)

                                 (212) 835-0200
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         PURCHASE AGREEMENT

         On September 16, 2005, Metallurg, Inc. (the "Company"), Metallurg Holdings, Inc., the parent of the Company ("Metallurg") and Shieldalloy Metallurgical Corporation, a subsidiary of the Company ("SMC" and together with the Company and Metallurg, the "Issuers"), and Metallurg Holdings Corporation, a subsidiary of the Company (the "Guarantor"), entered into a Purchase Agreement (the "Purchase Agreement") with Jefferies & Company, Inc. (the "Initial Purchaser") relating to the Issuers' offer and sale to the Initial Purchaser in a Rule 144A transaction of an aggregate principal amount of $117.5 million of their 10 1/2% Senior Secured Class A Notes due 2010 (the "Class A Notes"). The sale of the Class A Notes is subject to customary closing conditions and expected to close on or about September 29, 2005. The Purchase Agreement contains representations and warranties and conditions precedent that are customary for transactions of this type. In the Purchase Agreement, the Issuers and the Guarantor have agreed to indemnify the Initial Purchaser against liabilities arising from the transactions under the Purchase Agreement, including liabilities arising under the Securities Act of 1933 and the Securities Exchange Act of 1934. Concurrent with its entry into the Purchase Agreement, the Company expects to issue $50.0 million of Senior Secured Class B Notes (the "Class B Notes") and to enter into a new credit facility. The Company expects to use the proceeds of the Class A Notes and the Class B Notes to repay all of its outstanding domestic indebtedness.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            METALLURG, INC.


                                            By:  /s/ Barry C. Nuss
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                                                Name: Barry C. Nuss
                                                Title: Senior Vice President &
                                                       Chief Financial Officer



Dated: September 22, 2005